UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21636
                                                    -----------

              First Trust/Aberdeen Global Opportunity Income Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2014
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2014

                              First Trust/Aberdeen
                               Global Opportunity
                                  Income Fund
                                     (FAM)

Aberdeen

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statements of Changes in Net Assets.......................................... 18
Statement of Cash Flows...................................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Board of Trustees and Officers............................................... 32
Privacy Policy............................................................... 34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the 12 months ended December 31, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.69% in the time covered by this report. Globally, there was only modest economic growth. Several geopolitical events, including trade sanctions between the U.S., Europe and Russia due to Russia's conflict with Ukraine, low interest rate levels on government bonds in most developed nations, and the absence of any significant inflationary pressures, weighed on global markets. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
"AT A GLANCE"
AS OF DECEMBER 31, 2014 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAM
Common Share Price                                           $12.04
Common Share Net Asset Value ("NAV")                         $13.77
Premium (Discount) to NAV                                    (12.56)%
Net Assets Applicable to Common Shares                 $239,807,399
Current Monthly Distribution per Common Share (1)            $0.110
Current Annualized Distribution per Common Share             $1.320
Current Distribution Rate on Closing Common Share Price (2)   10.96%
Current Distribution Rate on NAV (2)                           9.59%
---------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
          Common Share Price    NAV
12/13     $13.81                $15.17
           14.09                 15.27
           14.20                 15.24
           14.04                 15.06
1/14       13.88                 14.88
           13.94                 14.98
           13.92                 15.04
           13.72                 15.04
2/14       14.02                 15.18
           13.55                 15.09
           13.71                 15.08
           13.60                 15.05
3/14       13.93                 15.34
           13.90                 15.29
           14.01                 15.47
           14.17                 15.43
4/14       14.19                 15.38
           14.23                 15.44
           14.27                 15.63
           14.42                 15.67
           14.46                 15.68
5/14       14.48                 15.76
           14.29                 15.74
           14.48                 15.73
           14.39                 15.74
6/14       14.71                 15.86
           14.37                 15.73
           14.45                 15.81
           14.45                 15.80
7/14       14.63                 15.82
           14.15                 15.48
           14.07                 15.38
           14.26                 15.58
           14.31                 15.51
8/14       14.42                 15.61
           14.34                 15.48
           13.98                 15.13
           13.98                 15.08
9/14       13.92                 14.97
           13.39                 14.67
           13.43                 14.81
           13.24                 14.77
           13.50                 14.76
10/14      13.40                 14.82
           12.97                 14.47
           12.94                 14.48
           12.98                 14.57
11/14      13.03                 14.54
           12.48                 14.15
           11.91                 13.70
           11.97                 13.73
           12.01                 13.81
12/14      12.04                 13.77


-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                ---------------------------------------------------------
                                            1 Year Ended        5 Years Ended     10 Years Ended   Inception (11/23/2004)
                                             12/31/2014          12/31/2014         12/31/2014         to 12/31/2014
FUND PERFORMANCE (3)
NAV                                            -0.84%               5.90%             6.69%                6.75%
Market Value                                   -5.46%               3.79%             5.21%                4.87%

INDEX PERFORMANCE
Blended Index(4)                               -0.60%               3.85%             5.45%                5.67%
Barclays Global Emerging Markets Index          3.13%               6.83%             7.35%                7.74%
Barclays Global Aggregate Index                 0.59%               2.65%             3.60%                3.77%
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
                                               % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
---------------------------------------------------------
New Zealand Government Bond, 6.00%, 12/15/17        4.8%
Asian Development Bank, 5.50%, 2/15/16              4.6
Italy Buoni Poliennali Del Tesoro, 7.25%,
   11/1/26                                          3.9
Province of Manitoba, Canada, 6.38%, 9/1/15         3.7
Portugal Obrigacoes do Tesouro OT, 5.65%,
   2/15/24                                          3.7
Treasury Corp. of Victoria, 6.00%, 10/17/22         3.0
Brazil Notas Do Tesouro Nacional,
   Series F, 10.00%, 1/1/17                         2.9
Italy Buoni Poliennali Del Tesoro, 9.00%,
   11/1/23                                          2.8
Brazil Notas Do Tesouro Nacional,
   Series F, 10.00%, 1/1/25                         2.7
Province of Ontario, Canada, 6.25%, 6/16/15         2.7
---------------------------------------------------------
                                     Total         34.8%
                                                  ======


---------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY(6)                             INVESTMENTS
---------------------------------------------------------
AAA                                                14.6%
AA+                                                 5.2
AA                                                  4.7
A                                                   5.0
A-                                                  1.6
BBB+                                               18.8
BBB                                                10.2
BBB-                                                8.5
BB+                                                 8.0
BB                                                  3.6
BB-                                                 3.0
B+                                                  8.9
B                                                   5.2
CCC+                                                1.4
CCC                                                 0.3
Not Rated                                           1.0
---------------------------------------------------------
                                     Total        100.0%
                                                  ======


---------------------------------------------------------
                                               % OF TOTAL
TOP 10 COUNTRIES(5)                           INVESTMENTS
---------------------------------------------------------
Canada                                              9.0%
Brazil                                              7.2
Italy                                               6.7
Mexico                                              6.3
New Zealand                                         4.8
Turkey                                              4.6
Multinational                                       4.6
South Africa                                        3.8
Portugal                                            3.7
Russia                                              3.5
---------------------------------------------------------
                                     Total         54.2%
                                                  ======


---------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
---------------------------------------------------------
Sovereigns                                         70.5%
Government Regional                                 9.4
Supranationals                                      4.6
Banks                                               2.6
Exploration & Production                            1.7
Wireless Telecommunications Services                1.0
Financial Services                                  0.9
Industrial Other                                    0.9
Food & Beverage                                     0.9
Real Estate                                         0.8
Government Agencies                                 0.8
Consumer Services                                   0.8
Integrated Oils                                     0.7
Construction Materials Manufacturing                0.7
Wireline Telecommunications Services                0.5
Chemicals                                           0.5
Power Generation                                    0.5
Pipeline                                            0.4
Department Stores                                   0.4
Consumer Finance                                    0.3
Refining & Marketing                                0.3
Metals & Mining                                     0.2
Home Improvement                                    0.2
Supermarkets & Pharmacies                           0.2
Software & Services                                 0.1
Oil & Gas Services & Equipment                      0.1
---------------------------------------------------------
                                     Total        100.0%
                                                  ======


(1) Most recent distribution paid or declared through 12/31/14. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/14. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JP Morgan Emerging Markets Bond Index - Global Diversified (30.0%); JP Morgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), an SEC-registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO
Head of Global Macro

BRETT DIMENT
Head of Emerging Market Debt

KEVIN DALY
Senior Investment Manager, Emerging Market Debt

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

JAMES ATHEY
Investment Manager, Global Macro

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -0.84% and a market value total return of -5.46% for the year ended December 31, 2014, compared to the blended index(2) total return of -0.60% over the same period. In addition to this blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2014, for these indexes were as follows: the Barclays Global Emerging Markets Index was 3.13% and the Barclays Global Aggregate Index was 0.59%.

An important factor impacting the return of the Fund relative to the indexes was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose

-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2 Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JP Morgan Emerging Markets Bond Index - Global Diversified (30.0%); JP Morgan Global Bond Index - Emerging Markets Diversified (30.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Global Emerging Markets Index, Barclays Global Aggregate Index and the components of the blended index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET RECAP - EMERGING MARKETS

The U.S. Federal Reserve (Fed) began tapering its asset purchasing program in January 2014. The program was reduced by a U.S. $10 billion monthly until October when there was a U.S. $15 billion reduction of purchases, finishing the tapering process. Tapering initially weighed on emerging market sentiment in January; however there was a turnaround in February thanks to supportive and pragmatic measures by emerging market central banks as well as the market realization that certain idiosyncratic events were not indicative of wider contagion.

Emerging market (EM) debt continued to post gains throughout the summer months, as investors focused on the yield differential between EMs and the developed world, rather than tensions between Russia and Ukraine. The key themes of last year, including the "Fragile Five" (Brazil, Indonesia, India, Turkey and South Africa) and external vulnerabilities, ceased to be as important, given the clear improvement in the fundamentals of many countries.

While declines in hard currency sovereign and corporate bonds were somewhat tempered, EM currencies weakened significantly towards September when the JP Morgan Emerging Markets Currency Index declined to levels last seen at the height of the credit crunch in 2009. While election and geopolitical risks may have accounted for a decline in the Brazilian real and Russian ruble, the broader underperformance was due to a strengthening U.S. dollar which reflected the improving U.S. economy and softer growth expectations for China.

EM debt rebounded in October, reversing much of the negativity experienced across the asset class in September. U.S. Treasuries experienced a roller coaster ride, as yields fell by 50 basis points towards the middle of October before relinquishing some of these gains by the end of the month.

After a rebound in October, EM debt suffered during the fourth quarter. Risk aversion in the midst of continuing geopolitical tensions in the Eurozone and resulting Western sanctions against Russia as well as tumbling commodity prices caused the asset class to underperform. The market did retrace some of its losses towards the end of the quarter, but it was not enough to bring performance into positive territory. The oil-price collapse had a large effect on certain sovereign credits, particularly damaging exporters like Russia, Venezuela and Nigeria. Given the asymmetric impact on the commodity exporters and importers, however, heavy importers such as Turkey and South Africa found solace in the lower prices, though this did not outweigh the negative effect on earlier mentioned exporters. Unsurprisingly, currency has also felt the burn of the difficult quarter for EM with the JP Morgan Emerging Markets Currency Index reaching all-time lows at the end of the reporting period, driven primarily by a sharp fall in the value of the Russian ruble and the broader effects of the stronger U.S. dollar.

PERFORMANCE ANALYSIS - EMERGING MARKETS

The EM debt portion of the Fund underperformed the EM debt portion of its blended index in hard currency but not in local currency bonds.

Within the hard currency space, the Fund's overweight positions in Croatia, Honduras and Romania were the key positive contributors to performance, as were off-index holdings in the United Arab Emirates and Rwanda. On the other side, an overweight position in Venezuela detracted from performance as did corporate holdings in Brazil. Underweight positions in the Philippines, Hungary and China also detracted from the Fund's performance.

Within the local currency holdings, an underweight position in Poland benefited the Fund as did overweight positions in Mexico and Indonesia. Positioning in Russia was the main detractor from performance as were an overweight in Colombia and an off-index position in Serbia.

MARKET AND FUND OUTLOOK - EMERGING MARKETS

A mixed year for EM debt presents selective opportunities. One of the key areas worth looking at is EM currencies which are selectively looking more attractive on valuation grounds. On aggregate, EM currencies have been depreciating since 2011. Despite a significant balance of payments improvement among certain countries, the generalized U.S. dollar strength has had a major, broad effect across currencies (not just in EM), despite the fact that local currency debt positioning among foreigners remains at all-time highs while long-term yields in EM are also not at distressed levels.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


The on-going geopolitical fall-out between Russia and the West also looks set to continue as there are no suggestions of a softening of Russian rhetoric surrounding Ukraine. While Russia's economy looks set for a recession in 2015, any rebound in crude oil prices will provide a welcome boost for the country - it should be noted that forward oil prices have yet to experience the type of collapse that we have seen in the spot market which suggests that there could be some relief for oil. China's policy-makers will likely provide further easing measures in an effort to boost growth which may also have positive knock-on effects for broader EMs.

MARKET RECAP - DEVELOPED MARKETS

2014 was an excellent year for returns in developed market government bonds with hedged global indices returning around 8% on the year. Unhedged returns were not so healthy, however, as material weakness in the euro and yen negated the capital appreciation seen in government bonds. Demand for the security of government bonds issued by developed market economies was supported throughout the year by the easy setting of monetary policy globally and expectations that this policy would be eased further in a number of regions. The early part of the year saw increasing expectations of a material economic recovery in the Eurozone; however, this fell away in the second half of the year as growth and inflation continued to slide. This did not, however, prevent further outperformance of sovereign bonds in the region as the European Central Bank
(ECB) was forced to ease policy and was increasingly expected to do more. This helped keep Treasury yields suppressed in spite of an accelerating U.S. economic recovery.

January 2, 2014 marked what turned out to be the high point in yields for the whole of 2014 - 3.05% on the benchmark U.S. 10-year Treasury - as early optimism of an accelerating recovery seemed to be dashed by a severe weather-affected first quarter. Official data showed that the U.S. economy actually shrank by 2.1% quarter-over-quarter (QoQ) in the first quarter which, coupled with an overabundance of positions looking to profit from higher yields, caused an aggressive re-pricing of U.S. yields. Once this early disappointment was consigned to the rear-view mirror, the picture steadily improved through the rest of the year. Official data released by the Bureau of Labor Statistics showed jobs were being added consistently throughout the year at a rate of over 240 thousand jobs per month and both official and survey data pointed to a steady acceleration which was broad based both sectorally and geographically. The Treasury market, however, struggled to reflect this improvement via higher yields. One of the key reasons for this was that inflation in the U.S. and globally was stubbornly absent. This allowed the Federal Reserve Open Market Committee (FOMC) to retain a dovish stance and keep the policy spigot open in order to try to further support the recovery and the addition of jobs, without risking accelerating inflation of wages and prices. As the year went on, the FOMC's narrow focus on weak inflation did wane somewhat, reflecting the strength of data in the second half of the year, however, once again, global matters did prevent a material Treasury sell off. Instead the curve began to flatten, as expectations of tighter U.S. policy in the future were reflected by an underperformance of shorter tenors versus the longer maturities, which more reflected global demand for safety assets.

The latter half of 2014 also saw the rise of geo-political concerns which further supported the Treasury market. A border conflict between Russia and Ukraine escalated, resulting in the international community applying sanctions to Russia and Russian corporates in order to try and force President Putin to back down. For now he remains defiant and as such, the sanctions remain in place.

The biggest story of the final quarter of 2014 was most certainly the rapid decline in the price of oil. A combination of waning demand from weakening EM economies and a lack of production response from Organization of the Petroleum Exporting Countries (OPEC) combined to drive a 45% fall in the dollar price per barrel of Brent crude. While this is most certainly a positive for consumers, it does present policy makers with somewhat of a headache as the first order impact is to further depress already stagnant rates of headline inflation. As a result of the various factors deemed to be supportive for government bonds, the benchmark U.S. 10-year Treasury ended the year at a yield of 2.17%, a decline of 83 basis points (bps) on the year.

In the Eurozone, hopes of a more sustained economic recovery, which emerged in the middle of the year, were once again dashed by poor data out of the region's larger economies in the latter part of the period.

While growth data was weak, it was the ever-weakening inflationary picture which was of more immediate concern to the ECB given their narrow mandate. This resulted in the ECB cutting their main interest rates at the June and September meetings, taking the deposit rate negative as a result. Unfortunately, this had no impact in the short term and with the threat of Euro-wide deflation looming, the ECB were once again forced to act. At their November meeting, they announced a program of asset-backed and covered bond purchases. Their intention was to grow the balance sheet to the size it had been in early 2012 - an increase of between 0.5-1 trillion euros. However, the limited availability of assets eligible for this program left the market somewhat skeptical as to the ECB's

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


commitment to this program and, as such, speculation continued to abound that they would engage in more broad-based quantitative easing (QE), including sovereign bonds, sooner rather than later. The result of all of this was that euro-denominated assets performed excellently through the year with yields on German debt reaching negative out to five year and the spreads between German assets and other Eurozone sovereigns tightening significantly throughout. The other impact of this easing of policy was to weaken the euro significantly with the currency returning negative 14% versus the U.S. dollar over the year.

The United Kingdom (U.K.) spent the year being pulled in different directions by diverging influences globally. At first, strong growth after its own weather-weakened first quarter suggested that an early tightening from the Bank of England's (BoE) Monetary Policy Committee (MPC) might be in the cards, especially given the U.K.'s past experience with stubbornly high inflation. However, as the year wore on, the geographic proximity, and close trade ties, to an ever-weakening Eurozone caused these expectations to be forced back. This drove the U.K. gilt market to be one of the best performers in the second half of the year as the market moved to price a first hike from the MPC into 2016. This re-pricing also led to material weakness in sterling, most notably again versus the U.S. dollar, which had initially been kicked-off by opinion poll-derived fears of a union breakup heading into September's Scottish referendum. In the end these fears were unfounded as the Scots voted to stay in the union by 55% to 45% in a high-turnout referendum. The lasting impacts of this near-miss however were that further powers were devolved to Scotland and the potential importance of the ruling Scottish National Party in 2015's General Election was brought into focus. Having started the year yielding around 5bps more than the equivalent Treasury, 10-year gilts ended 2014 yielding around 40 bps less, at 1.75%, a rally of over 125 bps on the year.

In Japan, the story was similar to that in the Eurozone as the bond market exhibited solid performance, with low volatility, driven by on-going economic weakness and the resultant response from the central bank. The early-year optimism following the first quarter GDP growth of 5.8% QoQ annualized was quickly forgotten as second quarter data showed that Prime Minister Abe's policy of increasing the sales tax had merely served to shift consumption from one period to another. Second quarter data showed that the economy had subsequently shrunk by 6.7%. This led to the Bank of Japan increasing the size of their QE program at their October meeting. The central bank now intends to increase its balance sheet by around 15% of GDP (JPY 80 trillion) per annum as well as investing more of its resources in exchange-traded funds (ETFs) and real estate investment trusts (REITs). This announcement coincided with a similar one from the country's largest ($1.1 trillion) pension fund - the Government Pension Investment Fund - stating their intention to invest more heavily in non-domestic bonds and equities. The combination of these two announcements was further support for an already buoyed Nikkei and added further pressure to the beleaguered yen which finished the year having returned -14% versus the U.S. dollar.

The Reserve Bank of New Zealand (RBNZ) became the first developed market central bank to tighten policy when it raised its benchmark cash rate by 25 bps to 2.75% in March. It followed this up with 25 bps hikes in April, June and July to leave the cash rate at 3.5% by year end. Given that New Zealand Consumer Price Index
(CPI) had started the year below 1% (their target band for CPI is 1-3%) and never got above 1.6% during the year, these decisions were certainly seen as pre-emptive by the market. The hikes thus far, however, do not seem to have overtly dampened growth as GDP growth averaged over 3% through the year. CPI however did decline, along with global dis-inflationary forces, towards the end of 2014, suggesting that the RBNZ is likely to remain on hold for now. The most concerning aspect of the hiking cycle for the RBNZ was the further appreciation of an already strong New Zealand dollar and its impact on international trade. However, having announced a pause to their tightening cycle, the strength of the U.S. dollar and the weakness of the broad commodity complex saw material New Zealand dollar devaluation in the second half of the year, providing some welcome relief.

The Australian economy was not quite so successful during 2014. Early year optimism gave way to persistent weakness in key metrics, most notably unemployment, as the efforts at rebalancing away from mining investment stalled. Both business and consumer confidence were hit mid-year when the new Conservative government announced a fiscal tightening in order to try to bring the newly revised budget deficit under control. However, their weak position politically meant that these measures struggled to get through the senate. The end result was that very little fiscal consolidation was achieved, yet a nascent recovery in confidence was crushed. The one positive for consumers was the rapid rise in house prices, mainly on the East Coast, which did help support consumption through the wealth effect. The corollary to this was that house prices on the mining-intensive West Coast corrected somewhat reflecting the lower labor needs of this region once a number of mines and refineries are operational.

The headache for the Reserve Bank of Australia (RBA) is that any move to lower borrowing rates in order to stem consumption, investment and employment declines is likely to further fuel the housing bubble. For this reason they stayed the course and kept rates on hold throughout the year, although a December announcement from the Australian Prudential Regulation Authority of their

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


intention to more closely monitor home lending may allow the RBA a little more wiggle-room should it decide further easing is necessary. The Australian bond market spent the year accepting the slowdown in the economy and re-pricing accordingly, having started the year expecting the next move from the RBA to be a hike. This caused Australian 10-year bonds to rally by 175bps during the year. This re-pricing alongside weaker commodities and a very strong U.S. dollar drove the Australian dollar to return -9% versus its U.S. counterpart.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

The developed market portion of the Fund outperformed, with a return of 2.33% versus -0.48% for the developed market portion of the blended index. The portfolio's investments were concentrated in Australia, New Zealand, and the Eurozone relative to underweight positions in Japan and the U.S.

The biggest positive contributor was the Eurozone where our small rates overweight and currency short combined to contribute 77bps. Elsewhere, our Japan rates and currency short were not far behind, contributing a combined 73bps. Our underweight in the Treasury market was a detractor but this was counteracted by our long U.S. dollar position, giving a net contribution of 5bps overall from U.S. positioning.

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

We anticipate country allocations remaining fairly constant for at least the first half of 2015. We expect further policy easing from the ECB and thus we anticipate euro assets and spreads to continue to fall/tighten. An ever-weakening economic picture in Australia, as well as the higher yield on offer there, makes this market particularly attractive, and with much of the Australian dollar depreciation likely behind us, there may be value in the currency further down the line. New Zealand has a stronger economy, however; low inflation and a benign global environment make that market very attractive on a carry basis. A tightening from the Fed may present an opportunity to profit from higher yields in the U.S. although that is very likely to be a story for much later in 2015.

The outlook for bond markets is likely to continue to be dominated by policy and policy divergence. Easy and easing policy in the Eurozone, Japan and potentially Australia will keep those bond markets well supported while a continuation of the economic recovery seems likely in the U.S. and U.K. While inflation is likely to remain very subdued, partly driven by lagged effects from the large drop in the price of oil, we do expect policy to be tightened by both the Fed (second quarter) and the BoE (fourth quarter) in 2015. The risks to this view are, however, certainly to later lift-off as the likelihood of aggressive increases in wages or prices seems fairly remote at this stage.

The extremely low levels of yield on offer in those markets where monetary easing is most aggressive (Eurozone and Japan) will likely spill over into demand for higher yielding bond markets (U.K. and U.S.) keeping the spread between those markets from widening further.

As a result of this spill-over demand keeping a cap on yields, even in an environment where policy is being reined in, we do not foresee aggressive increases in yields. Rather, we foresee tighter policy, if it does occur, being reflected mainly in front ends, thus causing a further flattening of yield curves.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES - 109.4%

                  ARGENTINA - 1.9%
       4,940,000  Argentina Bonar Bonds (USD)..............................    7.00%        04/17/17      $   4,694,900
                                                                                                          -------------
                  ARMENIA - 1.4%
       3,450,000  Republic of Armenia (USD) (b)............................    6.00%        09/30/20          3,363,750
                                                                                                          -------------
                  AUSTRALIA - 4.1%
       9,800,000  Treasury Corp. of Victoria (AUD).........................    6.00%        10/17/22          9,755,686
                                                                                                          -------------
                  BAHRAIN - 0.4%
       1,050,000  Bahrain Government International Bond (USD) (b)..........    6.00%        09/19/44            997,500
                                                                                                          -------------
                  BELGIUM - 2.6%
       4,135,000  Belgium Government Bond (EUR) (b)........................    4.25%        09/28/21          6,293,445
                                                                                                          -------------
                  BRAZIL - 8.4%
       2,916,604  Brazil Notas do Tesouro Nacional, Series B, Inflation
                     Adjusted Bond (BRL) (c)...............................    6.00%        08/15/20          1,078,523
      25,764,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........   10.00%        01/01/17          9,256,305
       3,200,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........   10.00%        01/01/23          1,070,482
      26,700,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........   10.00%        01/01/25          8,797,661
                                                                                                          -------------
                                                                                                             20,202,971
                                                                                                          -------------
                  CANADA - 11.2%
       5,000,000  Canadian Government Bond (CAD)...........................    8.00%        06/01/23          6,441,040
      15,000,000  Province of Manitoba, Canada (NZD).......................    6.38%        09/01/15         11,872,233
      10,965,000  Province of Ontario, Canada (NZD)........................    6.25%        06/16/15          8,640,403
                                                                                                          -------------
                                                                                                             26,953,676
                                                                                                          -------------
                  CHILE - 0.4%
         950,000  Empresa Nacional del Petroleo (USD) (b)..................    4.38%        10/30/24            931,092
                                                                                                          -------------
                  COLOMBIA - 2.8%
   3,122,000,000  Colombia Government International Bond (COP).............    7.75%        04/14/21          1,423,390
  10,080,000,000  Colombia Government International Bond (COP).............    9.85%        06/28/27          5,341,785
                                                                                                          -------------
                                                                                                              6,765,175
                                                                                                          -------------
                  COSTA RICA - 0.5%
       1,200,000  Costa Rica Government International Bond (USD)...........    4.25%        01/26/23          1,104,000
                                                                                                          -------------
                  CROATIA - 2.4%
       4,520,000  Croatia Government International Bond (USD)..............    6.63%        07/14/20          4,974,802
         749,000  Croatia Government International Bond (USD)..............    6.00%        01/26/24            810,793
                                                                                                          -------------
                                                                                                              5,785,595
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 0.7%
         700,000  Dominican Republic International Bond (USD)..............    7.50%        05/06/21            771,001
         800,000  Dominican Republic International Bond (USD) (b)..........    7.45%        04/30/44            878,728
                                                                                                          -------------
                                                                                                              1,649,729
                                                                                                          -------------
                  EGYPT - 2.0%
      34,850,000  Egypt Treasury Bills (EGP)...............................     (d)         04/14/15          4,751,021
                                                                                                          -------------
                  ETHIOPIA - 0.5%
       1,150,000  Federal Democratic Republic of Ethiopia (USD) (b)........    6.63%        12/11/24          1,132,750
                                                                                                          -------------
                  GEORGIA - 0.5%
       1,300,000  Georgian Oil and Gas Corp. JSC (USD) (b).................    6.88%        05/16/17          1,327,690
                                                                                                          -------------



Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  GHANA - 1.2%
       1,840,000  Republic of Ghana (USD)..................................    8.13%        01/18/26      $   1,706,600
       1,300,000  Republic of Ghana (USD) (b)..............................    8.13%        01/18/26          1,205,750
                                                                                                          -------------
                                                                                                              2,912,350
                                                                                                          -------------
                  HONDURAS - 1.0%
       2,360,000  Honduras Government International Bond (USD) (b).........    7.50%        03/15/24          2,483,900
                                                                                                          -------------
                  HUNGARY - 1.0%
     539,930,000  Hungary Government Bond (HUF)............................    5.50%        06/24/25          2,388,685
                                                                                                          -------------
                  INDONESIA - 3.6%
       1,750,000  Indonesia Government International Bond (USD) (b)........    5.88%        01/15/24          1,981,875
  17,100,000,000  Indonesia Treasury Bond (IDR)............................   10.00%        07/15/17          1,457,518
  16,000,000,000  Indonesia Treasury Bond (IDR)............................    7.00%        05/15/27          1,188,756
   8,500,000,000  Indonesia Treasury Bond (IDR)............................    6.13%        05/15/28            571,256
  18,670,000,000  Indonesia Treasury Bond (IDR)............................   10.50%        08/15/30          1,800,141
  19,570,000,000  Indonesia Treasury Bond (IDR)............................    8.38%        03/15/34          1,600,379
                                                                                                          -------------
                                                                                                              8,599,925
                                                                                                          -------------
                  IRAQ - 0.4%
       1,060,000  Republic of Iraq (USD)...................................    5.80%        01/15/28            895,700
                                                                                                          -------------
                  ITALY - 9.0%
       4,650,000  Italy Buoni Poliennali Del Tesoro (EUR)..................    9.00%        11/01/23          8,987,603
       6,800,000  Italy Buoni Poliennali Del Tesoro (EUR)..................    7.25%        11/01/26         12,556,224
                                                                                                          -------------
                                                                                                             21,543,827
                                                                                                          -------------
                  IVORY COAST - 0.9%
       2,230,000  Ivory Coast Government International Bond (USD)..........    5.75%        12/31/32          2,151,950
                                                                                                          -------------
                  KAZAKHSTAN - 0.9%
       2,250,000  Kazakhstan Government International Bond (USD) (b).......    3.88%        10/14/24          2,110,781
                                                                                                          -------------
                  KENYA - 0.5%
       1,180,000  Kenya Government International Bond (USD)................    6.88%        06/24/24          1,241,950
                                                                                                          -------------
                  MEXICO - 5.5%
      29,400,000  Mexican Bonos (MXN)......................................    6.50%        06/09/22          2,094,294
      99,840,000  Mexican Bonos (MXN)......................................    8.50%        11/18/38          8,401,258
      22,102,577  Mexican Udibonos, Inflation Adjusted Bond (MXN) (c)......    4.50%        11/22/35          1,497,404
         940,000  Mexico Government International Bond (USD)...............    6.05%        01/11/40          1,154,320
                                                                                                          -------------
                                                                                                             13,147,276
                                                                                                          -------------
                  MONGOLIA - 1.2%
       1,590,000  Development Bank of Mongolia LLC (USD)...................    5.75%        03/21/17          1,542,300
       1,500,000  Mongolia Government International Bond (USD).............    5.13%        12/05/22          1,305,000
                                                                                                          -------------
                                                                                                              2,847,300
                                                                                                          -------------
                  NEW ZEALAND - 6.5%
      18,630,000  New Zealand Government Bond (NZD)........................    6.00%        12/15/17         15,531,250
                                                                                                          -------------
                  PERU - 1.7%
      11,325,000  Peruvian Government International Bond (PEN).............    6.95%        08/12/31          4,042,073
                                                                                                          -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  POLAND - 1.3%
       6,320,000  Poland Government Bond (PLN).............................    4.00%        10/25/23      $   2,011,633
       2,980,000  Poland Government Bond (PLN).............................    5.75%        04/25/29          1,148,216
                                                                                                          -------------
                                                                                                              3,159,849
                                                                                                          -------------
                  PORTUGAL - 4.9%
       7,830,000  Portugal Obrigacoes do Tesouro OT (EUR) (b)..............    5.65%        02/15/24         11,756,133
                                                                                                          -------------
                  ROMANIA - 1.9%
       2,680,000  Romanian Government International Bond (USD).............    6.75%        02/07/22          3,235,778
       1,030,000  Romanian Government International Bond (USD) (b).........    6.13%        01/22/44          1,250,163
                                                                                                          -------------
                                                                                                              4,485,941
                                                                                                          -------------
                  RUSSIA - 3.5%
     443,940,000  Russian Federal Bond - OFZ (RUB).........................    7.50%        03/15/18          5,937,469
     230,130,000  Russian Federal Bond - OFZ (RUB).........................    7.05%        01/19/28          2,386,533
                                                                                                          -------------
                                                                                                              8,324,002
                                                                                                          -------------
                  RWANDA - 0.8%
         510,000  Rwanda International Government Bond (USD) (b)...........    6.63%        05/02/23            519,262
       1,440,000  Rwanda International Government Bond (USD)...............    6.63%        05/02/23          1,466,150
                                                                                                          -------------
                                                                                                              1,985,412
                                                                                                          -------------
                  SENEGAL - 0.6%
         870,000  Senegal Government International Bond (USD)..............    8.75%        05/13/21            959,349
         610,000  Senegal Government International Bond (USD) (b)..........    6.25%        07/30/24            584,197
                                                                                                          -------------
                                                                                                              1,543,546
                                                                                                          -------------
                  SERBIA - 2.8%
       1,520,000  Republic of Serbia (USD).................................    5.25%        11/21/17          1,568,640
     122,500,000  Serbia Treasury Bills (RSD)..............................     (d)         01/29/15          1,216,616
     229,400,000  Serbia Treasury Bills (RSD)..............................     (d)         02/26/15          2,266,306
     160,000,000  Serbia Treasury Bonds (RSD)..............................   10.00%        01/10/15          1,595,744
                                                                                                          -------------
                                                                                                              6,647,306
                                                                                                          -------------
                  SOUTH AFRICA - 5.0%
         680,000  Eskom Holdings SOC Ltd. (USD) (b)........................    6.75%        08/06/23            708,900
       1,800,000  Eskom Holdings SOC Ltd. (USD)............................    6.75%        08/06/23          1,876,500
      54,930,000  South Africa Government Bond (ZAR).......................   10.50%        12/21/26          5,716,661
      45,310,000  South Africa Government Bond (ZAR).......................    8.00%        01/31/30          3,805,386
                                                                                                          -------------
                                                                                                             12,107,447
                                                                                                          -------------
                  SPAIN - 2.4%
       3,300,000  Spain Government Bond (EUR) (b)..........................    5.15%        10/31/44          5,715,791
                                                                                                          -------------
                  TANZANIA - 0.9%
       2,000,000  Tanzania Government International Bond (USD) (e).........    6.33%        03/09/20          2,100,000
                                                                                                          -------------
                  TURKEY - 5.4%
       8,920,000  Turkey Government Bond (TRY).............................    9.00%        01/27/16          3,860,984
       6,600,000  Turkey Government Bond (TRY).............................    6.30%        02/14/18          2,723,201
       6,450,000  Turkey Government Bond (TRY).............................   10.40%        03/20/24          3,228,412
       4,907,832  Turkey Government Bond, Inflation Adjusted Bond
                     (TRY) (c).............................................    3.00%        02/23/22          1,983,334
       1,000,000  Turkey Government International Bond (USD)...............    6.25%        09/26/22          1,143,750
                                                                                                          -------------
                                                                                                             12,939,681
                                                                                                          -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  UNITED ARAB EMIRATES - 1.0%
       1,990,000  Emirate of Dubai Government International Bonds (USD)....    7.75%        10/05/20      $   2,427,800
                                                                                                          -------------
                  UNITED KINGDOM - 2.0%
       2,170,000  United Kingdom Gilt (GBP)................................    4.25%        12/07/49          4,790,547
                                                                                                          -------------
                  URUGUAY - 2.2%
         655,000  Uruguay Government International Bond (USD)..............    7.63%        03/21/36            895,712
      99,246,887  Uruguay Government International Bond, Inflation Adjusted
                     Bond (UYU) (c)........................................    5.00%        09/14/18          4,135,451
       6,565,189  Uruguay Government International Bond, Inflation Adjusted
                     Bond (UYU) (c)........................................    4.25%        04/05/27            265,571
                                                                                                          -------------
                                                                                                              5,296,734
                                                                                                          -------------
                  VENEZUELA - 1.0%
       4,640,000  Venezuela Government International Bond (USD)............   12.75%        08/23/22          2,396,560
                                                                                                          -------------
                  ZAMBIA - 0.5%
       1,010,000  Zambia Government International Bond (USD) (b)...........    8.50%        04/14/24          1,108,046
                                                                                                          -------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES.................................................  262,390,742
                  (Cost $281,217,846)                                                                     -------------

FOREIGN CORPORATE BONDS AND NOTES (f) - 24.1%

                  BANGLADESH - 0.4%
       1,000,000  Banglalink Digital Communications Ltd. (USD) (b).........    8.63%        05/06/19            997,500
                                                                                                          -------------
                  BRAZIL - 1.1%
       1,030,000  JBS Investments GmbH (USD) (b)...........................    7.75%        10/28/20          1,071,715
         700,000  JBS Investments GmbH (USD)...............................    7.25%        04/03/24            689,500
       1,550,000  OAS Finance Ltd. (USD) (b) (g)...........................    8.88%           (h)              496,000
         460,000  OAS Investments GmbH (USD) (b)...........................    8.25%        10/19/19            167,900
         337,652  QGOG Atlantic/Alaskan Rigs Ltd. (USD)....................    5.25%        07/30/18            319,082
                                                                                                          -------------
                                                                                                              2,744,197
                                                                                                          -------------
                  CANADA - 0.7%
       2,350,000  Uranium One Investments, Inc. (USD) (b)..................    6.25%        12/13/18          1,739,000
                                                                                                          -------------
                  CHILE - 0.5%
       1,240,000  SACI Falabella (USD).....................................    3.75%        04/30/23          1,190,106
                                                                                                          -------------
                  COLOMBIA - 0.6%
       1,790,000  Pacific Rubiales Energy Corp. (USD) (b)..................    5.38%        01/26/19          1,546,560
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 0.6%
       1,350,000  AES Andres Dominicana, Ltd. / Itabo Dominicana, Ltd.
                     (USD).................................................    9.50%        11/12/20          1,463,400
                                                                                                          -------------
                  EL SALVADOR - 0.4%
         921,000  Telemovil Finance Co., Ltd. (USD)........................    8.00%        10/01/17            953,235
                                                                                                          -------------
                  GUATEMALA - 1.1%
         980,000  Comcel Trust Via Comunicaciones Celulares S.A. (USD)
                     (b)...................................................    6.88%        02/06/24          1,029,000
       1,550,000  Industrial Subordinated Trust (USD)......................    8.25%        07/27/21          1,681,750
                                                                                                          -------------
                                                                                                              2,710,750
                                                                                                          -------------
                  HONG KONG - 0.2%
         500,000  MIE Holdings Corp. (USD) (b).............................    7.50%        04/25/19            378,750
                                                                                                          -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (f) (CONTINUED)

                  INDIA - 0.3%
         600,000  Bharti Airtel International Netherlands B.V. (USD) (b)...    5.13%        03/11/23      $     643,368
                                                                                                          -------------
                  INDONESIA - 1.0%
       1,600,000  Pertamina Persero PT (USD) (b)...........................    4.30%        05/20/23          1,536,000
         822,000  Pertamina Persero PT (USD)...............................    6.00%        05/03/42            804,533
                                                                                                          -------------
                                                                                                              2,340,533
                                                                                                          -------------
                  KAZAKHSTAN - 0.5%
       1,500,000  Zhaikmunai LLP (USD) (b).................................    7.13%        11/13/19          1,302,150
                                                                                                          -------------
                  MEXICO - 2.9%
       1,050,000  Alfa SAB de CV (USD).....................................    6.88%        03/25/44          1,148,437
       1,400,000  BBVA Bancomer S.A. (USD) (b).............................    6.75%        09/30/22          1,543,500
         850,000  CEMEX Espana S.A. (USD)..................................    9.88%        04/30/19            937,125
         460,000  Cemex Finance, LLC (USD) (b).............................    9.38%        10/12/22            515,200
         350,000  Elementia SAB de CV (USD) (b)............................    5.50%        01/15/25            336,875
       2,400,000  Offshore Drilling Holding S.A. (USD) (b).................    8.63%        09/20/20          2,100,000
         350,000  Sixsigma Networks Mexico S.A. de CV (USD) (b)............    8.25%        11/07/21            357,000
                                                                                                          -------------
                                                                                                              6,938,137
                                                                                                          -------------
                  MOZAMBIQUE - 1.0%
       2,550,000  EMATUM Via Mozambique EMATUM Finance 2020 B.V.
                     (USD).................................................    6.31%        09/11/20          2,499,510
                                                                                                          -------------
                  MULTINATIONAL - 6.2%
      17,600,000  Asian Development Bank (AUD).............................    5.50%        02/15/16         14,831,813
                                                                                                          -------------
                  NIGERIA - 0.7%
       1,200,000  Diamond Bank PLC (USD) (b)...............................    8.75%        05/21/19          1,031,256
         650,000  Zenith Bank PLC (USD) (b)................................    6.25%        04/22/19            597,220
                                                                                                          -------------
                                                                                                              1,628,476
                                                                                                          -------------
                  PARAGUAY - 0.9%
       1,900,000  Banco Regional SAECA (USD) (b)...........................    8.13%        01/24/19          2,033,950
                                                                                                          -------------
                  PERU - 0.6%
         780,000  Cementos Pacasmayo SAA (USD).............................    4.50%        02/08/23            722,280
         625,000  InRetail Consumer (USD) (b)..............................    5.25%        10/10/21            637,500
                                                                                                          -------------
                                                                                                              1,359,780
                                                                                                          -------------
                  RUSSIA - 1.2%
       1,150,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD)..........    7.75%        04/28/21            981,865
         950,000  Evraz Group S.A. (USD) (b)...............................    6.50%        04/22/20            727,491
       1,350,000  Vimpel Communications Via VIP Finance Ireland Ltd., OJSC
                     (USD).................................................    7.75%        02/02/21          1,148,850
                                                                                                          -------------
                                                                                                              2,858,206
                                                                                                          -------------
                  TURKEY - 0.8%
         750,000  Arcelik AS (USD) (b).....................................    5.00%        04/03/23            726,075
       1,150,000  Yasar Holdings AS (USD) (b)..............................    8.88%        05/06/20          1,219,000
                                                                                                          -------------
                                                                                                              1,945,075
                                                                                                          -------------
                  UKRAINE - 0.4%
       1,400,000  MHP S.A. (USD)...........................................    8.25%        04/02/20            966,000
                                                                                                          -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2014

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                             DESCRIPTION                           COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (f) (CONTINUED)

                  UNITED ARAB EMIRATES - 1.1%
       2,270,000  Jafz Sukuk Ltd. (USD)....................................    7.00%        06/19/19      $   2,587,800
                                                                                                          -------------
                  VENEZUELA - 0.9%
       3,870,000  Petroleos de Venezuela S.A. (USD)........................    8.50%        11/02/17          2,223,315
                                                                                                          -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................      57,881,611
                  (Cost $60,458,177)                                                                      -------------

                  TOTAL INVESTMENTS - 133.5%...........................................................     320,272,353
                  (Cost $341,676,023) (i)

                  OUTSTANDING LOANS - (40.6%)..........................................................     (97,404,751)
                  NET OTHER ASSETS AND LIABILITIES - 7.1%..............................................      16,939,797
                                                                                                          -------------
                  NET ASSETS - 100.0%..................................................................   $ 239,807,399
                                                                                                          =============

-----------------------------

(a) All of the securities within the Portfolio of Investments are available to serve as collateral for the outstanding loans.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2014, securities noted as such amounted to $67,082,763 or 27.97% of net assets.

(c) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(d)   Zero coupon bond.

(e) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2014.

(f) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Fund's investment sub-advisor.

(g) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(h)   Perpetual maturity.

(i) Aggregate cost for federal income tax purposes is $351,120,155. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,836,988 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $36,684,790.

Currency Abbreviations:
      AUD Australian Dollar                 MXN Mexican Peso
      BRL Brazilian Real                    NZD New Zealand Dollar
      CAD Canadian Dollar                   PEN Peruvian New Sol
      COP Colombian Peso                    PLN Polish Zloty
      EGP Egyptian Pound                    RSD Serbian Dinar
      EUR Euro                              RUB Russian Ruble
      GBP British Pound Sterling            TRY Turkish Lira
      HUF Hungarian Forint                  USD United States Dollar
      IDR Indonesian Rupiah                 UYU Uruguayan Peso
      INR Indian Rupee                      ZAR South African Rand


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                             LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT           QUOTED          OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                             12/31/2014          PRICES            INPUTS          INPUTS
---------------------------------------------------    -------------    --------------    --------------   ------------
Foreign Sovereign Bonds and Notes*.................    $ 262,390,742    $           --    $  262,390,742   $         --
Foreign Corporate Bonds and Notes*.................       57,881,611                --        57,881,611             --
                                                       -------------    --------------    --------------   ------------
Total Investments..................................      320,272,353                --       320,272,353             --
Forward Foreign Currency Contracts**...............        2,182,510                --         2,182,510             --
                                                       -------------    --------------    --------------   ------------
Total..............................................    $ 322,454,863    $           --    $  322,454,863   $         --
                                                       =============    ==============    ==============   ============

                                                   LIABILITIES TABLE
                                                                                             LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1         SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT           QUOTED          OBSERVABLE     UNOBSERVABLE
                                                        12/31/2014          PRICES            INPUTS          INPUTS
---------------------------------------------------    -------------    --------------    --------------   ------------
Forward Foreign Currency Contracts**...............    $    (274,461)   $           --    $     (274,461)  $         --
                                                       =============    ==============    ==============   ============

*     See the Portfolio of Investments for country breakout.

** See the Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2014.

-------------------------------------------
CURRENCY EXPOSURE               % OF TOTAL
DIVERSIFICATION                INVESTMENTS+
-------------------------------------------
USD                               53.7%
EUR                               10.4
BRL                                4.1
MXN                                3.7
ZAR                                3.0
AUD                                2.8
RUB                                2.6
TRY                                2.2
INR                                2.2
COP                                2.1
IDR                                2.1
CAD                                2.0
RSD                                1.6
GBP                                1.5
EGP                                1.5
UYU                                1.4
PLN                                1.3
PEN                                1.3
HUF                                0.7
NZD                               (0.2)
-------------------------------------------
                       Total     100.0%
                                 ======

+   The weightings include the impact of currency forwards.


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

                                             FORWARD FOREIGN CURRENCY CONTRACTS
                                ------------------------------------------------------------
                                                                                PURCHASE            SALE          UNREALIZED
 SETTLEMENT                            AMOUNT                AMOUNT           VALUE AS OF       VALUE AS OF      APPRECIATION
    DATE        COUNTERPARTY        PURCHASED (a)           SOLD (a)           12/31/2014        12/31/2014     (DEPRECIATION)
------------   --------------   ---------------------  -------------------  ----------------  ----------------  --------------
  01/16/15          UBS           CAD     2,850,000      USD   2,535,785      $  2,452,224      $  2,535,785     $   (83,561)
  02/13/15          CIT           INR   432,480,000      USD   6,901,691         6,788,614         6,901,691        (113,077)
  01/16/15          JPM           PLN     3,903,000      USD   1,174,158         1,101,529         1,174,158         (72,629)
  01/16/15          JPM           ZAR     2,303,000      USD     203,757           198,563           203,757          (5,194)
  01/16/15          DB            USD     7,825,840      AUD   8,921,000         7,825,840         7,274,359         551,481
  01/16/15          GS            USD     7,826,304      AUD   8,921,000         7,826,304         7,274,359         551,945
  02/13/15          CIT           USD     6,981,967      BRL  18,468,000         6,981,967         6,865,316         116,651
  01/16/15          BAR           USD     2,559,191      CAD   2,850,000         2,559,191         2,452,223         106,968
  01/16/15          CIT           USD     9,600,457      EUR   7,540,000         9,600,457         9,125,391         475,066
  01/16/15          UBS           USD     2,535,785      EUR   1,997,799         2,535,785         2,417,864         117,921
  01/16/15          JPM           USD    12,200,275      NZD  15,561,000        12,200,275        12,116,837          83,438
  01/16/15          RBC           USD    12,195,623      NZD  15,561,000        12,195,623        12,116,837          78,786
  01/16/15          UBS           USD    12,202,709      NZD  15,562,000        12,202,709        12,117,616          85,093
  01/16/15          CIT           USD     4,693,584      TRY  10,965,000         4,693,584         4,678,423          15,161
                                                                                                                 -----------
Net Unrealized Appreciation (Depreciation)....................................................................   $ 1,908,049
                                                                                                                 ===========

(a)   Please see Portfolio of Investments for currency descriptions.

See Note 2D - Offsetting on the Statement of Assets and Liabilities for a table that presents the forward foreign currency contracts' asset and liability amounts on a gross basis.

Counterparty Abbreviations:
     BAR   Barclays Bank
     CIT   Citibank, NA
     DB    Deutsche Bank
     GS    Goldman Sachs
     JPM   JPMorgan Chase
     RBC   Royal Bank of Canada
     UBS   UBS


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

ASSETS:
Investments, at value
(Cost $341,676,023)............................................................................     $ 320,272,353
Cash...........................................................................................         7,298,213
Foreign currency (Cost $2,856,916).............................................................         2,793,906
Unrealized appreciation on forward foreign currency contracts..................................         2,182,510
Receivables:
   Interest....................................................................................         6,181,119
Prepaid expenses...............................................................................             3,938
                                                                                                    -------------
   Total Assets................................................................................       338,732,039
                                                                                                    -------------
LIABILITIES:
Outstanding loans..............................................................................        97,404,751
Unrealized depreciation on forward foreign currency contracts..................................           274,461
Payables:
   Investment securities purchased.............................................................           648,867
   Investment advisory fees....................................................................           288,129
   Custodian fees..............................................................................           104,528
   Administrative fees.........................................................................            82,914
   Audit and tax fees..........................................................................            58,200
   Printing fees...............................................................................            22,898
   Deferred Indonesian capital gains tax.......................................................            16,653
   Interest and fees on loan...................................................................            10,264
   Transfer agent fees.........................................................................             6,710
   Legal fees..................................................................................             3,774
   Financial reporting fees....................................................................               771
   Trustees' fees and expenses.................................................................                 8
Other liabilities..............................................................................             1,712
                                                                                                    -------------
   Total Liabilities...........................................................................        98,924,640
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 239,807,399
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $ 269,411,831
Par value......................................................................................           174,102
Accumulated net investment income (loss).......................................................        (8,406,951)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts and foreign currency transactions.................................................        (3,906,768)
Net unrealized appreciation (depreciation) on investments, forward foreign
   currency contracts and foreign currency translation.........................................       (17,464,815)
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 239,807,399
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       13.77
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,410,203
                                                                                                    =============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $54,802)...........................................     $  23,484,529
Other..........................................................................................           100,976
                                                                                                    -------------
   Total investment income.....................................................................        23,585,505
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................         3,621,344
Interest and fees on outstanding loans.........................................................         1,044,370
Custodian fees.................................................................................           408,871
Administrative fees............................................................................           331,032
Printing fees..................................................................................            80,749
Audit and tax fees.............................................................................            58,661
Transfer agent fees............................................................................            42,690
Trustees' fees and expenses....................................................................            20,247
Legal fees.....................................................................................            19,835
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            48,249
                                                                                                    -------------
   Total expenses..............................................................................         5,685,298
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        17,900,207
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         5,247,400
   Forward foreign currency contracts..........................................................         2,149,135
   Foreign currency transactions...............................................................        (6,091,661)
                                                                                                    -------------
Net realized gain (loss).......................................................................         1,304,874
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (24,034,640)
   Forward foreign currency contracts..........................................................           374,938
   Foreign currency translation................................................................         1,271,903
Net change in deferred Indonesian capital gains tax............................................           (14,389)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................       (22,402,188)
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (21,097,314)
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  (3,197,107)
                                                                                                    =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                            ENDED           ENDED
                                                                                          12/31/2014      12/31/2013
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).........................................................   $   17,900,207  $   18,643,434
Net realized gain (loss).............................................................        1,304,874       7,139,198
Net change in unrealized appreciation (depreciation).................................      (22,402,188)    (51,686,833)
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations......................       (3,197,107)    (25,904,201)
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................      (12,302,883)    (18,786,928)
Net realized gain....................................................................       (2,263,326)     (2,263,326)
Return of capital....................................................................       (9,111,667)     (6,105,269)
                                                                                        --------------  --------------
Total distributions to shareholders..................................................      (23,677,876)    (27,155,523)
                                                                                        --------------  --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested...............................................               --         171,859
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions............               --         171,859
                                                                                        --------------  --------------
Total increase (decrease) in net assets..............................................      (26,874,983)    (52,887,865)

NET ASSETS:
Beginning of period..................................................................      266,682,382     319,570,247
                                                                                        --------------  --------------
End of period........................................................................   $  239,807,399  $  266,682,382
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period............................   $   (8,406,951) $  (13,696,185)
                                                                                        ==============  ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.................................................       17,410,203      17,400,622
Common Shares issued as reinvestment under the Dividend Reinvestment Plan............               --           9,581
                                                                                        --------------  --------------

Common Shares at end of period.......................................................       17,410,203      17,410,203
                                                                                        ==============  ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $  (3,197,107)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (214,970,096)
      Sales, maturities and paydowns of investments.............................      226,463,412
      Net amortization/accretion of premiums/discounts on investments...........          396,963
      Net realized gain/loss on investments.....................................       (5,247,400)
      Net realized gain/loss on foreign currency transactions (a)...............        5,457,699
      Net change in unrealized appreciation/depreciation on forward foreign
          currency contracts....................................................         (374,938)
      Net change in unrealized appreciation/depreciation on investments.........       24,034,640
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................           95,009
      Decrease in prepaid expenses..............................................            2,124
      Increase in interest and fees on loans payable............................            1,878
      Decrease in investment advisory fees payable..............................          (22,168)
      Decrease in legal fees payable............................................             (825)
      Decrease in printing fees payable.........................................             (234)
      Increase in administrative fees payable...................................           49,313
      Decrease in custodian fees payable........................................         (190,295)
      Increase in transfer agent fees payable...................................              470
      Increase in Trustees' fees and expenses payable...........................                8
      Increase in deferred Indonesian capital gains tax.........................           14,389
      Increase in other liabilities payable.....................................            1,492
                                                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $   32,514,334
                                                                                                     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........      (12,302,883)
      Distributions to Common Shareholders from net realized gain...............       (2,263,326)
      Distributions to Common Shareholders from return of capital...............       (9,111,667)
                                                                                    --------------
CASH USED IN FINANCING ACTIVITIES...............................................                        (23,677,876)
Effect of exchange rate changes on Euro Loan (b)................................                         (1,561,269)
                                                                                                     --------------
Increase in cash and foreign currency (c).......................................                          7,275,189
Cash and foreign currency at beginning of period................................                          2,816,930
                                                                                                     --------------
Cash and foreign currency at end of period......................................                     $   10,092,119
                                                                                                     ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $    1,042,492
                                                                                                     ==============

-----------------------------

(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(c) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(55,219).


                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        12/31/2014     12/31/2013     12/31/2012     12/31/2011     12/31/2010
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period..............       $   15.32      $   18.37      $   16.94      $   17.80      $   16.58
                                                         ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................            1.03           1.07           1.18           1.22           1.28
Net realized and unrealized gain (loss)...........           (1.22)         (2.56)          1.81          (0.52)          1.50
                                                         ---------      ---------      ---------      ---------      ---------
Total from investment operations..................           (0.19)         (1.49)          2.99           0.70           2.78
                                                         ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.............................           (0.71)         (1.08)         (1.32)         (1.55)         (1.56)
Net realized gain.................................           (0.13)         (0.13)            --             --             --
Return of capital.................................           (0.52)         (0.35)         (0.24)         (0.01)            --
                                                         ---------      ---------      ---------      ---------      ---------
Total distributions...............................           (1.36)         (1.56)         (1.56)         (1.56)         (1.56)
                                                         ---------      ---------      ---------      ---------      ---------
Net asset value, end of period....................       $   13.77      $   15.32      $   18.37      $   16.94      $   17.80
                                                         =========      =========      =========      =========      =========
Market value, end of period.......................       $   12.04      $   14.05      $   17.85      $   15.76      $   17.36
                                                         =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (a).........           (0.84)%        (7.91)%        18.51%          4.37%         17.90%
                                                         =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (a)............           (5.46)%       (13.13)%        23.85%         (0.44)%        18.93%
                                                         =========      =========      =========      =========      =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............       $ 239,807      $ 266,682      $ 319,570      $ 294,520      $ 309,342
Ratio of total expenses to average net assets.....            2.16%          2.10%          2.09%          2.02%          2.13%
Ratio of total expenses to average net assets
   excluding interest expense.....................            1.76%          1.72%          1.71%          1.63%          1.65%
Ratio of net investment income (loss) to average
   net assets.....................................            6.79%          6.41%          6.72%          6.94%          7.41%
Portfolio turnover rate...........................              61%            56%            56%            52%           101%
INDEBTEDNESS:
Total loan outstanding (in 000's).................       $  97,405      $  98,966      $  98,441      $  98,198      $  88,595
Asset coverage per $1,000 of indebtedness (b).....       $   3,462      $   3,695      $   4,246      $   3,999      $   4,492

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value ("NAV") per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4) the financial statements of the issuer, or the financial condition of the country of issue;

            5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2014, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES:

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. In addition, Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                        Gross Amounts
                                                                                      not Offset in the
                                                                                         Statement of
                                                                 Net Amounts of     Assets and Liabilities
                                             Gross Amounts      Assets Presented   ------------------------
                        Gross amounts of     Offset in the      in the Statement                Collateral
                           Recognized     Statement of Assets    of Assets and      Financial    Amounts
                             Assets         and Liabilities       Liabilities      Instruments   Received   Net Amount
-----------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $ 2,182,510            $ --             $ 2,182,510      $ (274,461)     $ --     $ 1,908,049

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                        Gross Amounts
                                                                                      not Offset in the
                                                                                         Statement of
                                                                 Net Amounts of     Assets and Liabilities
                                             Gross Amounts      Assets Presented   ------------------------
                        Gross amounts of     Offset in the      in the Statement                Collateral
                           Recognized     Statement of Assets    of Assets and      Financial    Amounts
                          Liabilities       and Liabilities       Liabilities      Instruments   Pledged    Net Amount
-----------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $ (274,461)             $ --            $ (274,461)      $   274,461     $ --     $      --


* The respective counterparties for each contract are disclosed in the Schedule of Forward Foreign Currency Contracts.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended December 31, 2014, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $308,090, an increase in accumulated net realized gain (loss) on investments by $296,744 and an increase to paid-in capital of $11,346. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013, was as follows:

Distributions paid from:                              2014              2013
Ordinary income.................................  $  12,497,422     $ 18,786,928
Capital gain....................................      2,068,787        2,263,326
Return of capital...............................      9,111,667        6,105,269

As of December 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............       (933,366)
Net unrealized appreciation (depreciation)......    (28,800,343)
                                                  -------------
Total accumulated earnings (losses).............    (29,733,709)
Other...........................................        (44,825)
Paid-in capital.................................    269,585,933
                                                  -------------
Net assets......................................  $ 239,807,399
                                                  =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


G. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2014, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2014, the Fund incurred and elected to defer capital losses of $933,366.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of December 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2014, were $214,897,213 and $226,463,412, respectively.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at December 31, 2014, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                     ---------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE    LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  -----------------------  --------------  -----------------------  ---------------
                                     Unrealized appreciation                  Unrealized depreciation
Forward foreign                      on forward foreign                       on forward foreign
currency contracts  Currency Risk    currency contracts         $ 2,182,510   currency contracts         $ 274,461


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION                                EQUITY RISK
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts       $ 2,149,135
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                            374,938

During the year ended December 31, 2014, the amount of notional values of forward foreign currency contracts opened and closed were $799,487,123 and $869,685,085, respectively.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $120,000,000. As of December 31, 2014, the Fund had three loans outstanding under the revolving credit facility totaling $97,404,751. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $60,000,000, $26,000,000 and $11,404,751 (the U.S. Dollar
equivalent of a (euro)9,425,000 loan). For the year ended December 31, 2014, the average amount outstanding was $98,519,299. The high and low annual interest rates during the year ended December 31, 2014 were 1.17% and 0.76%, respectively, and the weighted average interest rate was 1.02%. The weighted average interest rate at December 31, 2014 was 0.90%. The credit facility was scheduled to expire on December 31, 2014 but was extended through December 29, 2015. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.75%. Prior to December 30, 2014, the rate was 1-month LIBOR plus 0.85%. The Fund pays a commitment fee of 0.15% on any day that the loan balances are less than 60% of the total commitment. These fees are included in "Interest and fees on outstanding loans" on the Statement of Operations. Prior to December 30, 2014, the Fund paid a commitment fee of 0.10% on any day that the loan balances exceeded 50% of the total commitment and 0.15% at all other times.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On January 20, 2015, the Fund declared a distribution of $0.11 per share to Common Shareholders of record on February 4, 2015, payable February 17, 2015.

On February 19, 2015, the Fund declared a distribution of $0.11 per share to Common Shareholders of record on March 4, 2015, payable March 16, 2015.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Global Opportunity Income Fund, as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 28, 2014, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

For the year ended December 31, 2014, the amount of long-term capital gain distributions designated by the Fund was $2,068,787 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2014, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Anunual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast for Mr. Keith was 14,327,622, the number of votes against was 426,857 and the number of broker non-votes was 2,655,724. James A. Bowen, Richard E. Erickson, Thomas
R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Noninvestment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                  THE FIRST TRUST   DIRECTORSHIPS
       NAME, ADDRESS,               TERM OF OFFICE                                                 FUND COMPLEX    HELD BY TRUSTEE
      DATE OF BIRTH AND              AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY      DURING PAST
   POSITION WITH THE FUND             SERVICE(2)                 DURING PAST 5 YEARS                  TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Three-Year Term  Physician; President, Wheaton Orthopedics;        114       None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 East Liberty Drive,            o Since Fund       Limited Partnership; Member Sportsmed
  Suite 400                          Inception        LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee          o Three-Year Term  President (March 2010 to Present), Senior         114       Director of ADM
c/o First Trust Advisors L.P.                         Vice President and Chief Financial Officer                  Investor Services,
120 East Liberty Drive,            o Since June 2006  (May 2007 to March 2010), ADM Investor                      Inc., ADM
  Suite 400                                           Services, Inc. (Futures Commission                          Investor Services
Wheaton, IL 60187                                     Merchant)                                                   International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee           o Three-Year Term  President (2003 to Present), Hibs                 114       Director of Trust
c/o First Trust Advisors L.P.                         Enterprises (Financial and Management                       Company of
120 East Liberty Drive,            o Since Fund       Consulting)                                                 Illinois
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee           o Three-Year Term  Managing Director and Chief Operating             114       Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 East Liberty Drive,            o Since Fund       Harapan Education Foundation (Education                     Transport, Inc.
  Suite 400                          Inception        Products and Services); President and                       (May 2003 to
Wheaton, IL 60187                                     Chief Executive Officer (June 2012 to                       May 2014)
D.O.B.: 03/54                                         September 2014), Servant Interactive LLC
                                                      (Educational Products and Services);
                                                      President and Chief Executive Officer
                                                      (June 2012 to September 2014), Dew
                                                      Learning LLC (Educational Products and
                                                      Services); President (June 2002
                                                      to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and     o Three-Year Term  Chief Executive Officer (December 2010            114       None
Chairman of the Board                                 to Present), President (until December
120 East Liberty Drive,            o Since Fund       2010), First Trust Advisors L.P. and First
  Suite 400                          Inception        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                     Board of Directors, BondWave LLC
D.O.B.: 09/55                                         (Software Development Company/
                                                      Investment Advisor) and Stonebridge
                                                      Advisors LLC (Investment Advisor)


-----------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                         DECEMBER 31, 2014 (UNAUDITED)


    NAME, ADDRESS            POSITION AND OFFICES        TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND              LENGTH OF SERVICE                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief           o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                           o Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC(Investment Advisor)


James M. Dykas           Treasurer, Chief Financial    o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief Accounting                          President (April 2007 to Present), First Trust
   Suite 400             Officer                       o Since January 2012    Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine         Secretary and Chief Legal     o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,    Officer                                               First Trust Portfolios L.P.; Secretary and
   Suite 400                                           o Since Fund Inception  General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary of Stonebridge Advisors LLC
                                                                               (Investment Advisor)


Daniel J. Lindquist      Vice President                o Indefinite Term       Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to Present),
   Suite 400                                           o Since September 2005  First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher          Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                               and First Trust Portfolios L.P.
   Suite 400                                           o Chief Compliance
Wheaton, IL 60187                                        Officer Since
D.O.B.: 12/66                                            January 2011

                                                       o Assistant Secretary
                                                         Since Fund Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               DECEMBER 31, 2014


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2013 and $53,000 for 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2013 and $0 for 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2013 and $5,200 for 2014.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2013 and $0 for 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2013 were $5,200 and $38,000 for the Registrant and the Registrant's investment adviser, respectively and for 2014 were $5,200 and $8,500 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             AS OF AUGUST 29, 2012

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Managers Limited, a UK Corporation ("AAM UK"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I. DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II. GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1 No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2 Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3 Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4 Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5 Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6 Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part 2 of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. SPECIFIC VOTING POLICIES

A.    General Philosophy.

      o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

      o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland ("GVT"). Proxies may also be delivered electronically by custodians using proxy services Institutional Shareholder Services ("ISS"). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

      1 Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships. Details of each conflict are maintained in a Conflicts of Interest Record. The GVT is responsible for referring to the Conflicts of Interest Record to identify whether there is a material conflicts of interest relating to the securities to be voted.

      2 When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, this fact is highlighted by the GVT when the details of the vote are sent to the relevant Analyst. The Analyst may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service;
      (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;
      (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies. The Analyst is responsible for documenting their acknowledgement of the conflict, the method used to vote the proxy, and an appropriate rationale for their recommendation.

C. Analysts. The proxy administration process is carried out by the GVT. The GVT ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the GVT will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the GVT. The Analyst may consult with the GVT as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation. If a material conflict of interest is noted, the Analyst will follow the conflict of interest procedures set forth in Section IV.B.2. above.

D. Vote. The following describes the breakdown of responsibilities between the GVT and the Analyst in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The GVT is responsible for ensuring that votes for Aberdeen Advisers' clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the GVT is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

The Aberdeen Advisers have engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. GVT are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V. DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A. Documentation.

      Each Adviser's Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

         The GVT is responsible for:

1 Overseeing the proxy voting process;
2 Consulting with portfolio managers/analysts for the relevant portfolio security; and
3 Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS.

B. Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account may be maintained by ISS. A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th. If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain an undertaking from ISS to provide copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers and ISS may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part 2 of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

      For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 4, 2015

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

JOZSEF SZABO
Head of Global Macro

Jozsef Szabo joined Aberdeen in 2011 from the central bank of Hungary where for the last six years he had managed fixed income portfolios as a part of the official FX reserves management operations. Previously, Mr. Szabo worked in monetary analysis within the central bank and served as secretary to the Monetary Council. Prior to that, Mr. Szabo worked for the Hungarian Government Debt Management Agency.

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Edwin joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

Mr. Wolman is a Senior Investment Manager on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

JAMES ATHEY
Investment manager, Global Macro

Mr. Athey is an Investment Manager on the Global Macro Team. James joined Aberdeen in 2001 through the Graduate Recruitment Program.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

INFORMATION PROVIDED AS OF DECEMBER 31, 2014

(assets in millions).

                                                                                           # of Accounts
                                                                                           --------------
                                                                                           Managed for    Total Assets
                                                                                           ------------   -------------
                                                                    Total                     which        for which
                                                                    ------                    ------       ----------
   Name of Portfolio Manager                                      # of                     Advisory Fee   Advisory Fee
   --------------------------                                     -----                    -------------  -------------
        or Team Member                                            Accounts      Total      is Based on    is Based on
        --------------                                            ---------     ------     ------------   ------------
                                     Type of Accounts***           Managed      Assets      Performance    Performance
                                     -------------------           -------      ------      -----------    -----------

   1.  Jozsef Szabo           Registered Investment Companies:        6        $2,355.32         0             $0
                              Other Pooled Investment Vehicles:       69      $12,509.54         0             $0
                              Other Accounts:                        119      $23,393.72         1           $137.00

   2.  Brett Diment           Registered Investment Companies:        6        $2,355.32         0             $0
                              Other Pooled Investment Vehicles:       69      $12,509.54         0             $0
                              Other Accounts:                        119      $23,393.72         1           $137.00

   3.  Edwin Gutierrez        Registered Investment Companies:        6        $2,355.32         0             $0
                              Other Pooled Investment Vehicles:       69      $12,509.54         0             $0
                              Other Accounts:                        119      $23,393.72         1           $137.00

   4.  Max Wolman             Registered Investment Companies:        6        $2,355.32         0             $0
                              Other Pooled Investment Vehicles:       69      $12,509.54         0             $0
                              Other Accounts:                        119      $23,393.72         1           $137.00

   5.  James Athey            Registered Investment Companies:        6        $2,355.32         0             $0
                              Other Pooled Investment Vehicles:       69      $12,509.54         0             $0
                              Other Accounts:                        119      $23,393.72         1           $137.00


POTENTIAL CONFLICTS OF INTERESTS

AS OF DECEMBER 31, 2014

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers' management of "other accounts", including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance ("performance-based fees"), may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2014

Aberdeen Asset Management PLC's ("Aberdeen") remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen's policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives' interests with Aberdeen's sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager's compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen's dynamic compliance monitoring system.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF DECEMBER 31, 2014

         Name of Portfolio Manager        Dollar ($) Range of
                    or                        Fund Shares
                Team Member               Beneficially Owned

               Jozsef Szabo                       $0
               Brett Diment                       $0
              Edwin Guiterrez                     $0
                Max Wolman                        $0
                James Athey                       $0


(B)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust/Aberdeen Global Opportunity Income Fund
          -----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 20, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 20, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 20, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.